Tax	6 Months Ended
Jun. 30, 2014
Tax
21 Tax

The income tax expense of CHF 307 million recorded in 2Q14 reflected the impact of the geographical mix of results, the recognition of additional Swiss deferred tax assets relating to timing differences following certain changes in Swiss GAAP and the re-assessment of UK deferred tax assets resulting in a reduction of deferred tax assets on net operating losses.

The presentation of income tax expense and deferred tax assets and liabilities is in accordance with ASC Topic 740 – Income Taxes – guidance to interim reporting.

The quarterly income tax expense includes the impact of the continuous re-assessment of the estimated annual effective tax rate as well as the impact of items that need to be recorded in the specific interim period in which they occur.

Net deferred tax assets related to net operating losses, net deferred tax assets on temporary differences and net deferred tax liabilities are presented in the following manner. Nettable gross deferred tax liabilities are allocated on a pro-rata basis to gross deferred tax assets on net operating losses and gross deferred tax assets on temporary differences. This approach is aligned with the underlying treatment of netting gross deferred tax assets and liabilities under the Basel III framework. Valuation allowances have been allocated against such deferred tax assets on net operating losses first with any remainder allocated to such deferred tax assets on temporary differences. This presentation is considered the most appropriate disclosure given the underlying nature of the gross deferred tax balances.

As of June 30, 2014, the Group had accumulated undistributed earnings from foreign subsidiaries of CHF 6.6 billion which are considered indefinitely reinvested. The Group would need to accrue and pay taxes on these undistributed earnings if such earnings were repatriated. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.

The Group is currently subject to ongoing tax audits, inquiries and litigation with the tax authorities in a number of jurisdictions, including Brazil, the Netherlands, the US, the UK and Switzerland. Although the timing of completion is uncertain, it is reasonably possible that some of these will be resolved within 12 months of the reporting date. It is reasonably possible that there will be a decrease between zero and CHF 55 million in unrecognized tax benefits within 12 months of the reporting date.

The Group remains open to examination from federal, state, provincial or similar local jurisdictions from the following years onward in these major countries: Switzerland – 2010; Brazil – 2009; Japan – 2009; the UK – 2006; the US – 2006; and the Netherlands – 2005.

Effective tax rate

in	2Q14	1Q14	2Q13	6M14	6M13
Effective tax rate (%)	(88.7)	31.2	28.7	60.8	27.6

Tax expense reconciliation

in	2Q14
CHF million
Income tax expense/(benefit) computed at the Swiss statutory tax rate of 22%	(76)
Increase/(decrease) in income taxes resulting from
Foreign tax rate differential	228
Other non-deductible expenses	386
Changes in deferred tax valuation allowance	505
Lower taxed income	(5)
Income taxable to noncontrolling interests	(10)
Change in recognition of outside basis difference	(733)
Other	12
Income tax expense	307

Foreign tax rate differential

2Q14 included a foreign tax expense of CHF 228 million in respect of profits earned in higher tax jurisdictions, mainly Brazil and the US.

Other non-deductible expenses

2Q14 included the impact of CHF 328 million relating to the non-deductible amount of the litigation settlement charge, non-deductible interest expenses of CHF 40 million, non-deductible bank levy costs and other non-deductible expenses of CHF 18 million.

Changes in deferred tax valuation allowance

2Q14 included the impact of the increase of valuation allowances of CHF 105 million mainly in respect of three of the Group’s operating entities, two in Europe and one in Asia, related to estimated current year earnings. Additionally, it also included an increase in valuation allowance for previously recognized deferred tax assets in respect of a Group operating entity in the UK of CHF 400 million.

Lower taxed income

2Q14 included a CHF 5 million income tax benefit related to non-taxable life insurance income.

Change in recognition of outside basis difference

2Q14 included a CHF 733 million income tax benefit related to the enactment of a Swiss GAAP change impacting the expected reversal of the outside basis differences relating to Swiss subsidiary investments.

Other

2Q14 included a tax charge of CHF 7 million relating to non-recoverable foreign taxes, a tax charge of CHF 6 million relating to non-deductible foreign exchange losses partially offset by a tax benefit of CHF 4 million relating to the net decrease of tax contingency accruals.

Net deferred tax assets

end of	2Q14	1Q14
Net deferred tax assets (CHF million)
Deferred tax assets	5,557	5,683
of which net operating losses	758	1,436
of which deductible temporary differences	4,799	4,247
Deferred tax liabilities	(423)	(427)
Net deferred tax assets	5,134	5,256